                                                                    EXHIBIT 23.2

                          CONSENT OF ERNST & YOUNG LLP

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1996, except for Note 10, as to which the date is June 6, 1996, in the Registration Statement (Form S-1 No. 33- ) and related Prospectus of Guitar Center, Inc. dated January 31, 1997.

                                          ERNST & YOUNG LLP

Los Angeles, California
January 30, 1997